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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 16, 2000
                                 Date of Report
                        (Date of earliest event reported)



                              BARGO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


          Texas                        0-8609                   87-0239185
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)

                            700 Louisiana, Suite 3700
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                 (713) 236-9792
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable to this filing.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable to this filing.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable to this filing.

ITEM 5.  OTHER EVENTS.

         Bargo Energy Company made the press release attached hereto as
         Exhibit 99A.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable to this filing.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable to this filing.

(c)      EXHIBITS.


      EXHIBIT
      NUMBER                   TITLE OF DOCUMENT
      ------                   -----------------
        99A       Copy of the Company's Press Release Dated November 17, 2000

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable to this filing.

ITEM 9.  REGULATION FD DISCLOSURE.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BARGO ENERGY COMPANY


                                       By:
                                          --------------------------------------
Dated:  November 17, 2000                 Jonathan M. Clarkson, President


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                                  EXHIBIT INDEX



      Exhibit
      Number                      Title of Document
      ------                      -----------------

        99A       Copy of the Company's Press Release Dated November 17, 2000